FINANCIAL INVESTORS TRUST

Vulcan Value Partners Small Cap Fund (the “Fund”)

SUPPLEMENT DATED NOVEMBER 21, 2013 TO THE PROSPECTUS DATED AUGUST 31, 2013

This Supplement updates certain information contained in the Prospectus for the Fund dated August 31, 2013. You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by visiting our web site at www.vulcanvaluepartners.com or calling us at 1.877.421.5078.

Effective as of the close of business on November 29, 2013, the Fund will close to new investors, except as described below. This change will affect new investors seeking to purchase shares of the Fund either directly or through third party intermediaries. Existing shareholders of the Fund may continue to purchase additional shares of the Fund.

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A financial advisor whose clients have established accounts in the Fund as of November 29, 2013 may continue to open new accounts in the Fund for any of its existing or new clients.

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Existing or new participants in a qualified retirement plan, such as a 401(k) plan, profit sharing plan, 403(b) plan or 457 plan, which has an existing position in the Fund as of November 29, 2013, may continue to open new accounts in the Fund. In addition, if such qualified retirement plans have a related retirement plan formed in the future, this plan may also open new accounts in the Fund.

The Fund retains the right to make exceptions to any action taken to close the Fund or limit inflows into the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE